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                             WANGER FOREIGN FORTY

                        Supplement dated March 1, 2001
                 Replacing Supplement dated November 17, 2000
        to Prospectus dated September 29, 2000 of Wanger Foreign Forty


The Fund's Prospectus is amended as follows:

(1) Effective March 31, 2001, Marcel P. Houtzager will become the sole portfolio manager of the Fund.

(2) The first sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger Foreign Forty invests primarily in the stocks of medium- to larger-size companies with market capitalizations of $5 to $15 billion at the time of purchase."

(3) The third sentence under the heading "Principal Investment Strategy" on page 4 is deleted and replaced by the following sentence: "Wanger Foreign Forty is a non-diversified Fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60) in developed markets (for example, Japan, Canada, and United Kingdom), offering the potential to provide above-average growth over time."